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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2006


                      RENAISSANCE MORTGAGE ACCEPTANCE CORP.

   (as depositor in connection with an Indenture, dated as of March 30, 2006, providing for, inter alia, the issuance of Asset Backed Notes, Series 2006-1)

                      Renaissance Mortgage Acceptance Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                     333-127171               52-2356399
----------------------------          -----------            ----------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)

    1000 Woodbury Road                                             11797
  ---------------------                                         ----------
    Woodbury, New York                                          (Zip Code)
  (Address of Principal
    Executive Offices)

Registrant's telephone number, including area code: (516) 364-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

Description of the Notes and the Mortgage Pool

      Renaissance Mortgage Acceptance Corp. (the "Registrant") plans a series of notes, entitled Renaissance Home Equity Loan Trust 2006-1, Home Equity Asset Backed Notes, Series 2006-1 (the "Notes"), to be issued pursuant to an indenture, dated as March 30, 2006, among Renaissance Home Equity Loan Trust 2006-1 as issuer, HSBC Bank USA, National Association as indenture trustee and Wells Fargo Bank, N.A. as securities administrator. The Notes to be designated as the Series 2006-1 Notes will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four- and five- to eight-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

ABS Information and Computational Materials

      Citigroup  Global  Markets  Inc.  (the   "Underwriter")  has  advised  the
Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as "ABS Information and Computational Materials," in written form, which ABS Information and Computational Materials are in the nature of are in the nature of data tables relating to the Mortgage Loans or other assets of the Trust Estate.

      The ABS Information and Computational Materials has been provided by the Underwriter. The information in the ABS Information and Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Commission.

      The ABS Information and Computational Materials were prepared by the Underwriters at the request of certain prospective investors. The ABS Information and Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

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Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits

                       Item 601(a) of
                       Regulation S-K
Exhibit No.             Exhibit No.                       Description
-----------             -----------                       -----------
     1                       99                  ABS Information and
                                                 Computational Materials (as
                                                 defined in Item 8) that have
                                                 been provided by the
                                                 Underwriters to certain
                                                 prospective purchasers of
                                                 Renaissance Home Equity Loan
                                                 Trust, Series 2006-1, Home
                                                 Equity Loan Asset-Backed Notes.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 20, 2006

                                           RENAISSANCE MORTGAGE ACCEPTANCE CORP.

                                           By: /s/ Morris Kutcher
                                               ---------------------------------
                                           Name:  Morris Kutcher
                                           Title: Vice President

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                                INDEX TO EXHIBITS

     Exhibit No.                               Description
     -----------                               -----------

        99.1          ABS Information and Computational Materials (as defined in
                      Item 8) that have been provided by the Underwriters to certain prospective purchasers of Renaissance Home Equity Loan Trust, Series 2006-1, Home Equity Loan Asset-Backed Notes.